SUPPLEMENT TO THE PROSPECTUSES AND SUMMARY PROSPECTUSES OF WELLS FARGO ADVANTAGE LARGE CAP STOCK FUNDS For the Wells Fargo Advantage Large Cap Growth Fund (the "Fund")
(Large Cap Growth Fund)
Effective immediately, the following footnote is added to "Total Annual Fund Operating Expenses After Fee Waiver" in the table entitled "Annual Fund Operating Expenses":

Effective December 1, 2012, the Adviser has committed through November 30, 2014 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waiver as follows:

Class A	Class C	Class R	Investor Class	Administrator Class	Institutional Class
1.07%	1.82%	1.32%	1.13%	0.95%	0.65%

Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses and extraordinary expenses are excluded from the cap. After November 30, 2014, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.